UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
(APRIL 25, 2000)









                         INFOTOPIA, INC.
            (FORMERLY DR. ABRAVANEL'S FORMULAS, INC.)
     (Exact name of registrant as specified in its charter)







Nevada                000-25157                   95-4685068
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

43 Taunton Green, 3rd Floor, Taunton, MA 02780
(Address of principal executive offices)

Registrant's telephone number, including area code (508) 884-8173



ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On April 25, 2000, the Board of Directors of Dr. Abravanel's Formulas, Inc. (DABV) approved a Plan of Exchange by which the Company would acquire 100% of the outstanding stock in Infotopia, Inc., in exchange for common stock of DABV. The exchange was also approved by the Board of Directors and shareholders of Infotopia, Inc. on the same day.

Infotopia was, at that time, presently a wholly-owned subsidiary of National Boston Medical, Inc. ("NBMX"), a Nevada corporation. NBMX, as the shareholder of Infotopia, Inc., shall receive a total of 8,167,387 shares of DABV's common stock for the 100 shares of Infotopia, Inc. common stock that it held, representing 100% of the authorized common stock of Infotopia. The Plan of Exchange was submitted and approved by the Board of Directors of Infotopia and to the Board of Directors of NBMX, as shareholders of the common stock of Infotopia, on the same day.

ITEM 5.   OTHER EVENTS

On April 26, 2000, as a result of the Plan of Exchange, the Company changed its name to Infotopia, Inc.

ITEM 6.   RESIGNATIONS OF REGISTRANTS' DIRECTORS

On  April 25, 2000, the Company accepted the resignation  of  Dr.
Abravanel as a member of the board of directors and as President of the Company. Mr. Dan Hoyng was appointed to fill the vacancy left by Mr. Abravanel's resignation.

On April 25, 2000, the Company also accepted the resignation of Mr. Mark Delott as a member of the board of the directors and as an officer of the Company. The remaining board member appointed
Mr. Ernie Zavoral to fill the vacancy left by Mr. Delott.

On  April  25, 2000, the Company's Board decided to increase  the
Board to three members and appointed Clinton Smith to fill the vacancy created by the increase to three members.

On April 25, 2000, Mr. Dan Hoyng was appointed as Chief Executive
Officer,  Mr. Ernie Zavoral was appointed as President,  and  Mr.
Marek Lozowicki was appointed as Secretary and Treasurer.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

     a) Financial Statements of Dr. Abravanel's Formulas, Inc. for the year ended February 29, 2000 are included herein.
                 Dr. Abravanel's Formulas, Inc.
                  (A Development Stage Company)
                          BALANCE SHEET

                             ASSETS

                                               February 29,
                                              2000
Current Assets
 Cash                                              $ 2,838
 Officer receivable                                    525
 Samples and supplies                               11,745
                         Total current assets       15,108

Other Assets
 Deferred taxes receivable                           9,810
 Valuation allowance - Deferred taxes              (9,810)
                           Total other assets            -

Total Assets                                      $ 15,108

              LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Accounts payable and accrued liabilities      $ -
Total current liabilities                                -

Shareholders' equity (note 3)
 Common Stock, $.001 Par Value
 authorized 40,000,000 share; 12,841,353
 shares issued and outstanding                      12,841
 Paid in Capital                                    38,333
 Accumulated deficit                              (36,066)
Total Equity                                        15,108
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $ 15,108

         See accompanying notes to financial statements.
                 Dr. Abravanel's Formulas, Inc.
                  (A Development Stage Company)
                     STATEMENT OF OPERATIONS
              For the Year Ended February 29, 2000
 and the Period from Inception (April 28, 1998) to February 29,
                              2000

                         <             <                    <
                        C            C                   C
                        >            >                   >
                                            Period from        Period from
                                          Inception         Inception
                           Year Ended    (April 28, 1998)     (April 28,
                                              to            1998) to
                            February       February 28,      February 29,
                              29,
                              2000             1999              2000
Sales                            $ -                                 $ -
Cost of sales                      -                                   -

Gross profit                       -                                   -

Costs and Expenses:
 General administrative        8,307              26,714          22,231
 Sample costs/product          1,045                   -          13,835
Total Expenses                 9,352              26,714          36,066

Net Loss                     (9,352)                            (36,066)

Income Tax Provision:
    Deferred tax benefit     (4,200)             (5,610)               -
    Income tax benefit -       9,810                   -               -
    reversal - allowance
Total income tax expense       5,610             (5,610)               -
               (benefit)

Net Loss                           $          $ (21,104)      $ (36,066)
                           (14,962)

Net loss before income
taxes per share
 (note 1 )                  $ (0.01)            $ (0.01)
Net loss per share (note    $ (0.01)            $ (0.01)
1)

Weighted average common
shares
  (in thousands) (note1)      12,841              10,374

         See accompanying notes to financial statements.
                 Dr. Abravanel's Formulas, Inc.
                  (A Development Stage Company)
                STATEMENT OF SHAREHOLDER'S EQUITY
              For the Year Ended February 29, 2000
 and the Period from Inception (April 28, 1998) to February 29,
                              2000

                                  <C                    <C
                                 >                    >
                                        Twelve Month        Period from Inception
                                        Period Ended         (April 28,
                                                            1998) to
                                      February 29,2000        February 29, 2000
Beginning Balance                             62,107                           -
Issuance of common stock:
 10,000,000 shares on 4/28/98
(issued as
 partial consideration for
product
 formulas; valued at stock par                                            10,000
value)
 25,000 shares on 6/15/98                                                    250
 53,500 shares on 6/15/98                                                  8,025
 100,000 shares on 7/10/98                                                15,000
 10,000 shares on 7/16/98                                                    100
 40,000 shares on 7/16/98                                                  6,000
 135,000 shares on 7/23/98                                                 1,350
 233,461 shares on 7/23/98                                                35,019
 27,500 shares on 7/30/98                                                    275
 33,500 shares on 7/30/98                                                  5,025
 25,000 shares on 8/18/98                                                    250
 81,667 shares on 8/18 98                                                 12,250
 750,000 shares on 8/20/98                                                   750
 60,600 shares on 8/21/98                                                  9,090
 100,000 shares on 8/21/98                                                 1,000
 137,500 shares on 8/25/98                                                 1,375
 173,000 shares on 8/25/98                                                25,950
 750,000 shares on 8/26/98                                                   750
 40,000 shares on 8/31/98                                                    400
 10,000 shares on 9/4/98                                                   1,500
 55,625 shares on 9/18/98                                                 10,500
Special distribution                        (19,475)                    (60,000)
Common stock offering costs                 (12,562)                    (33,685)
                         Net loss           (14,962)                    (36,066)
Balance at February 29, 2000                  15,108                      15,108

See accompanying notes to financial statements.

                 Dr. Abravanel's Formulas, Inc.
                  (A Development Stage Company)

                     STATEMENT OF CASH FLOWS

                  Year Ended February 29, 2000
 And the Period from Inception (April 28, 1998) to February 29,
                              2000

                                 <              <             <
                                C             C            C
                                >             >            >
                                    Year Ended  Period from Period from
                                    February    Inception   Inception
                                    29, 2000   (April 28,   (April 28,
                                                1998) to     1998) to
                                                February     February
                                                29, 2000     29, 2000
Cash Flows used in Operating
Activities:
 Net loss                                  $     $ (21,140)   $ (36,066)
                                   (14,962)
Adjustments to reconcile net
loss to net cash used in
operating
 activities :
 Valuation allowance to                5,610       (5,610)            -
eliminate deferred tax asset
      Net cash used by operating     (9,352)      (26,750)     (36,066)
                      activities

Changes in Assets and
Liabilities:
 Advance to officer                    (525)                      (525)
 Increase (decrease) in prepaid        1,045      (12,790)     (11,745)
supplies
     Net cash used by operations     (8,832)      (12,790)     (48,336)

Cash Flows from Financing
Activities:
 Issuance of common stock                  -       134,859      134,859
 Common stock offering costs        (12,562)      (21,123)     (33,685)
 Return of capital to founders      (19,475)      (30,525)     (50,000)
  Net cash (used) from financing    (32,037)        83,211       51,174
                      activities

 Net (decrease) increase in cash    (40,869)        83,211        2,838

    Cash, at Beginning of Period      43,707             -            -

          Cash, at End of Period     $ 2,838      $ 43,707      $ 2,838

Supplemental Cash Flow
Disclosures:
 Interest paid                           $ -           $ -          $ -
 Income taxes paid                       $ -           $ -          $ -

Non Cash Transactions:
 On April 28, 1998, 10,000,000
shares of common stock
 were issued to founders for                                  $ 10,000
formulas contributed to the
Company.

         See accompanying notes to financial statements.

                 Dr. Abravanel's Formulas, Inc.
                  (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS



Note 1 - Nature of business and summary of significant accounting policies

Nature of business - Dr. Abravanel's Formulas, Inc. was incorporated on April 28, 1998, in the state of Nevada. The Company was formed as a nutritional supplement development and marketing corporation. The Company has developed products specifically for the reduction or elimination of cravings in people.

As a development stage company, management's efforts have been in product development and marketing strategies.

Basis of presentation - The financial statements have been prepared in conformity with generally accepted accounting principals.

Inventories - Inventories, which at February 29,2000, consisted primarily of production supplies, are stated at the lower of cost or market determined on the first-in, first-out (FIFO) basis.

Intangibles - Start-up costs, research and development costs and formula costs are charged to the expense in the period incurred.

Income taxes - The Company accounts for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes (SFAS No.
109). Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual amounts could differ from those estimates.

Per share information - Per share information has been computed using the weighted average number of common shares outstanding during the period.

Note 2 - Contract payable

Effective on April 28, 1998, the Company agreed to give
10,000,000 shares of common stock, with a par value of $10,000, and $50,000 in cash. The stock was issued on April 28, 1998, and the cash was paid in installments of $30,525 in 1998 and $19,475 in March 1999.

Note 3 - Shareholders equity

Voting rights and powers - Common stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the common stock standing in his name.

Dividends and distributions -

   a) Cash dividends - subject to the rights of holders of preferred stock, holders of common stock shall be entitled to receive such cash dividends as may be declared thereon by the board of directors from time to time out of assets or funds of the Corporation legally available thereof;

   b) Other dividends and distributions - The board of directors may issue shares of the common stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the common stock;

   c) Other rights - Except as otherwise required by the Nevada Revised Statutes and as may otherwise be provided in these Amended Articles of Incorporation, each share of the common stock shall have identical powers, preferences and rights, including rights in liquidation;

Preferred stock - The powers, preferences, rights, qualifications, terms, limitations and restrictions pertaining to the preferred stock, or any series thereof, shall be such as may be fixed, from time to time, by the board of directors in its sole discretion, authority to do so being hereby expressly vested in the board.

Transfer restrictions - No sale, offer to sell, or transfer of any common stock issued shall be made unless a registration statement under the Federal Securities Act of 1933, as amended with respect to such shares is then in effect or an exemption from the registration requirements of said act is then in fact applicable to said shares. In addition, all common stock issued at $.01 (500,000 shares) may not be sold, offered for sale, or transferred unless approved and authorized in writing by the Company's board of directors.

Note 4 - Income Taxes

As of February 29, 2000, the company has available net operating loss carryforwards of approximately $39,000. These carryforwards will expire in the years 2014 and 2015. As of February 29, 2000, the Company recognized a deferred tax asset amounting to $8,260 from its loss carryovers.

Note 5 - Contingencies

The Company is dependent on Dr. Elliot Abravanel for the development and marketing of the Company's product line.

Note 6 - Private placement memorandum and filings with the SEC

As of February 29, 2000, 1,341,353 shares of common stock have been issued through the Company's private placement offerings. The Company has applied for and received the CUSIP number for the or the Company's publicly traded shares. The Company, through its sponsoring market maker Equitrade Securities, Inc., filed Form 211 on July 21, 1999, for listing its shares on the OTC Electronic Bulletin Board. The Company has received two sets of comments from OTC Bulletin Board examiners and responded to them. The Company filed with SEC on December 10, 1998, and this filing became effective February 8, 1999. The SEC has notified the Company that all questions and comments have been cleared.

Note 7 - Equity Funding

The Company anticipates the need for additional capital to launch its product line. Management may elect to sell additional equity, debt or enter into partnerships to fund its financial needs. Currently, the Company has developed its first product, ?Replen 100 for Vibrant Health", and has a limited inventory of this product.



     b) Financial Statements of Infotopia, Inc. will be filed by amendment on or before July 9, 2000
c) Pro Forma Financial Information will be filed by amendment on or before July 9, 2000

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Infotopia, Inc.



                           By:/s/ Dan Hoyng
                              Dan Hoyng, Chief Executive Officer



                           Date: May 10, 2000